Exhibit 10.54

EXECUTION COPY

AMENDMENT NUMBER ONE

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 31,2013, as Amended and Restated to and Including June 17,2016

among

CALIBER HOME LOANS, INC.,

MORGAN STANLEY BANK. N.A.

and

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 8th day of February, 2017, among CALIBER HOME LOANS, INC., a Delaware corporation (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”) and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of May 31, 2013, as Amended and Restated to and Including June 17, 2016, among Seller, Buyer and Agent, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of February 8, 2017 (the “Amendment Effective Date”),

(a) Section 6.12 of the Agreement IS hereby amended to read in its entirety as follows:

6.12 Chief Executive Office/Jurisdiction of Organization. The Seller’s chief executive office is located at 1525 South Beltline Rd., Coppell, Texas 75019. On the Effective Date, the Seller’s jurisdiction of organization is the State of Delaware.

(b) Section 7.04 of the Agreement is hereby amended to read in its entirety as follows:

7.04 Prohibition of Fundamental Changes. The Seller shall not enter into any transaction of merger or consolidation or amalgamation without the prior written consent of the Buyer, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution); provided that the Seller shall not be required to obtain the Buyer’s prior written consent for a merger or consolidation or amalgamation transaction with (i) any Subsidiary of the Seller, or (ii) if Seller is the surviving legal entity. Other than entering into lines of business typically engaged in by other consumer finance companies, the Seller shall not, without prior notice to the Buyer, directly or indirectly materially alter, modify or otherwise change its business operations. The Seller shall not convey, sell, lease, assign, transfer or otherwise dispose of (collectively, “Transfer”), all or substantially all of its Property, business or assets (including, without limitation, receivables and leasehold interests) whether now owned or hereafter acquired or allow any Subsidiary to Transfer substantially all of its assets to any Person; provided, that the Seller may without prior written notice to the Buyer terminate any Subsidiary or allow such action with respect to any Subsidiary which is not a material part of the Seller’s overall business operations. The Seller may create or acquire any Subsidiary without the prior written consent of the Buyer to the extent that (x) the purpose for the creation or acquisition of such Subsidiary is not inconsistent with (i) and (ii) in the second sentence above and (y) the Seller delivers an updated Schedule 3 including such Subsidiary in accordance with Section 6.19 hereto.

(c) The Address for Notices on the signature page to the Agreement is hereby amended to read in its entirety as follows:

Address for Notices:

1525 South Beltline Rd.

Coppell, Texas 75019

Attention: Glenn Minkoff, SVP – Structured Finance

Telephone No.: (214) 299-5385

Facsimile No.: (877) 794-4423

E-mail: glenn.minkoff@caliberhomeloans.com

SECTION 2. Effectiveness. This Amendment Number One shall become effective as of the date that the Agent shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3. Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 13.04 and 13.06 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Buyer and Agent that as of the date hereof and taking into account the terms of this Amendment Number One, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5. Binding Effect; Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

CALIBER HOME LOANS, INC., (Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	CFO

MORGAN STANLEY BANK, N.A. (Buyer)

By:	/s/ Christopher Schmidt
Name:	Christopher Schmidt
Title:	Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC (Agent)

By:	/s/ Sajid Zaidi
Name:	Sajid Zaidi
Title:	Vice President

Amendment Number One to MRA